                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]      Preliminary Information Statement

[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14c-5(d)(2))

[X]      Definitive Information Statement


                               Constellation Funds
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)    Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)    Proposed maximum aggregate value of transaction:

         5)    Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

         2)    Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

                               CONSTELLATION FUNDS
                         1205 WESTLAKES DRIVE, SUITE 280
                                BERWYN, PA 19312

                         CONSTELLATION CORE GROWTH FUND

                  ---------------------------------------------
                              INFORMATION STATEMENT
                  ---------------------------------------------


         This Information Statement, which is first being mailed on or about February 4, 2005, is distributed in connection with the proposed reorganization of the Constellation Core Growth Fund (formerly the Constellation TIP Tax Managed U.S. Equity Fund) (the "Fund"), a series of the Constellation Funds, a Delaware statutory trust (the "Constellation Trust"), with and into a newly-created series (the "New Fund") of the Turner Funds, a Massachusetts business trust (the "Turner Trust"). The proposed reorganization (the "Proposal") is expected to be approved by the Fund's Majority Shareholder (as defined below) by execution of a written consent on or around February 25, 2005. THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Fund shareholders of record as of January 14, 2005 (the "Record Date") shall be entitled to receive this Information Statement. On the Record Date, Charles Schwab and & Co. Inc. (the "Majority Shareholder") owned of record or beneficially 97.87% of the outstanding shares of the Fund. The Majority Shareholder is not an affiliate of Constellation Investment Management Company, LP ("CIMCO"), the adviser to the Fund, or of Turner Investment Partners, Inc. ("Turner"), the adviser to the New Fund.

         The Constellation Trust currently offers 23 series of shares, including the Fund, each of which represents a separate investment portfolio. The Fund currently offers Class II shares. As of the Record Date, 571,989 Class II shares of the Fund were outstanding.

         The Proposal was discussed and approved by the Board of Trustees of the Constellation Trust, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Constellation Trust, at an in-person meeting held on November 18, 2004.

         Under the Constellation Trust's Declaration of Trust, as amended and restated (the "Declaration of Trust") the Board of Trustees can, to the extent permitted by applicable law, merge, reorganize or sell all or substantially all of the assets of the Fund without shareholder approval. The Board of Trustees has determined that it would be appropriate to seek shareholder approval of the Proposal. Under the Declaration of Trust this requires the approval of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Each shareholder of the Fund is entitled to one vote for each outstanding whole share standing in the shareholder's name on the books of the Constellation Trust, and each outstanding fractional share is entitled to a proportionate fractional vote. As stated above, the Majority Shareholder has indicated that, as permitted by the Declaration of Trust, it intends to execute a written consent on or around February 26, 2005, which would by itself constitute the necessary shareholder approval of the Proposal in accordance with the 1940 Act and Declaration of Trust. It is expected that the Proposal will be implemented effective on or about February 28, 2005.

All expenses relating to this Proposal are being borne solely by Turner, and not by shareholders of the Fund.

         For your reference, a copy of the Turner Core Growth Fund's prospectus, as recently filed with the Securities and Exchange Commission (the "SEC"), is attached as Exhibit A to this Information Statement. The information in the Turner Core Growth Fund's prospectus is not complete and may be changed, and is attached for informational purposes only.

NO ACTION IS REQUIRED TO BE TAKEN BY YOU AS A SHAREHOLDER OF THE FUND; THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR YOUR INFORMATION AS REQUIRED BY RELEVANT FEDERAL SECURITIES LAWS.

FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE ANNUAL REPORT OF THE CONSTELLATION TRUST FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004, WHICH HAS BEEN MAILED TO SHAREHOLDERS. IT IS INTENDED THAT ONLY ONE COPY OF THIS INFORMATION STATEMENT WILL BE MAILED TO THOSE ADDRESSES SHARED BY TWO OR MORE ACCOUNTS. SHAREHOLDERS MAY OBTAIN ADDITIONAL COPIES OF THE ANNUAL REPORT OR THIS INFORMATION STATEMENT FREE OF CHARGE BY WRITING TO THE CONSTELLATION TRUST AT THE ADDRESS LISTED ABOVE, OR BY TELEPHONING 1-866-242-5742.

              PROPOSAL: APPROVAL OF THE REORGANIZATION OF THE FUND
             WITH AND INTO CORRESPONDING SERIES OF THE TURNER TRUST.

         On May 7, 2004, the Turner Tax Managed U.S. Equity Fund was reorganized out of the Turner Trust and with and into the Constellation TIP Tax Managed U.S. Equity Fund, a newly-created series of the Constellation Trust. Effective January 31, 2005, the Constellation TIP Tax Managed U.S. Equity Fund was renamed the Constellation Core Growth Fund. Since May of 2004, the Fund has not been able to attract significant investor interest, and its current asset size makes it relatively inefficient and costly for CIMCO to operate. While CIMCO was contemplating these issues, Turner, the former adviser and current sub-adviser to the Fund, proposed to have the Fund undergo a tax-free reorganization back into the Turner Trust. This proposal stemmed directly from Turner's conclusion that the Fund can be best operated and distributed inside the Turner Funds organization as a "core growth" fund. Turner indicated to CIMCO, moreover, that it intends to support the Fund as a Turner Fund with a targeted sales and marketing campaign. Turner also concluded that it would be able to operate the New Fund in a more cost efficient manner, resulting in a significantly reduced estimated expense ratio for the New Fund. Moreover, Turner agreed to bear all of the costs of the reorganization. Accordingly, on November 18, 2004, the Constellation Trust's Board of Trustees approved a plan to deliver the Fund back to the Turner Trust by reorganizing the Fund into a new series of the Turner Trust that is being created specifically for this purpose. A form of the agreement and plan of reorganization (the "Agreement") is attached as Exhibit B to this Information Statement. There are no material differences between the Turner Core Growth Fund's policies, risks, restrictions and limitations and the Constellation Core Growth Fund's policies, risks, restrictions and limitations.

         Under the Constellation Trust's Declaration of Trust, the Board can merge, reorganize or sell all or substantially all of the assets of a fund created on or after August 14, 1998 without shareholder approval. However, the Board of Trustees has determined that it would be appropriate to seek shareholder approval of the Proposal. The next few pages of this Information Statement discuss important details of the reorganization.

         AGREEMENT AND PLAN OF REORGANIZATION. The Agreement spells out the terms and conditions that will apply to the Fund's reorganization into the Turner Core Growth Fund (assuming that the Majority Shareholder consents to the reorganization as expected). The reorganization is subject to a number of conditions set forth in the Agreement. The Board may waive certain of these conditions. The significant conditions that may not be waived include: (a) the receipt by the Constellation Trust and the Turner Trust of an opinion of counsel to the Turner Trust, as to certain federal income tax aspects of the reorganization; and (b) the approval of the Agreement by the required percentage of shareholders of the Fund. The Board can terminate the Agreement and abandon the reorganization at any time (whether before or after the Majority Shareholder consents to it) before the closing date. In addition, the Board may amend the Agreement. For a complete description of these terms and conditions, please see the form of the Agreement in Exhibit B to this Information Statement. The description of the reorganization and the reorganization agreement in this Information Statement is qualified in its entirety by reference to the form of the Agreement in Exhibit B.

         STEPS TO REORGANIZE. The reorganization would be accomplished in a three-step process. First, your Fund would transfer all of its assets to the Turner Core Growth Fund, and the Turner Core Growth Fund would assume your Fund's liabilities. Second, and simultaneously with step one, the Turner Core Growth Fund would open an account for you, crediting it with corresponding shares of the Turner Core Growth Fund that are equivalent in value to your investment in shares of your Fund at the time of the reorganization. Every shareholder will receive the same number of shares of the Turner Core Growth Fund as the number of Fund shares held by the shareholder immediately before the reorganization. Third, the Fund would be terminated. If approved by the Majority Shareholder, the reorganization is expected to take place after the close of trading on Friday, February 26, 2005. Accordingly, shareholders will own shares of the Turner Core Growth Fund effective Monday, February 28, 2005.

         THE REORGANIZATION IS EXPECTED TO BE TAX-FREE AT THE FEDERAL LEVEL. The reorganization is expected to have no federal income tax consequences for you or the Fund. Following the reorganization, from a tax standpoint, the adjusted basis of your Turner Core Growth Fund shares should be the same as the Constellation Core Growth Fund. Shareholders are not expected to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure. There is more information about the tax consequences of the reorganization in the agreement and plan of reorganization.

         COMPARING INVESTMENT ADVISORY FEES. One of the hallmarks of the Constellation Trust is the universal employment of "performance fees" for the adviser and each sub-adviser. Performance fees are fees that start at a base or "fulcrum" point, and adjust upward or downward based on the fund's performance in relation to a specified index of securities. The amount of each Constellation Fund's performance adjustment, either upwards or downwards, is capped at a maximum (for outperformance) and minimum (for underperformance) level. The Constellation Core Growth Fund's base advisory fee is 0.75%, and this fee may, beginning in May 2005, range from 0.60% to 0.90% depending on the Fund's performance relative to the S&P 500 Index. Fee adjustments would apply if the Fund outperforms or underperforms its benchmark by 3.00% or more.

         As proposed, the advisory fee for the Turner Core Growth Fund will be 0.75%, without any performance fee adjustments. This is the same level as the investment advisory fee for the predecessor Turner Fund prior to its May 7, 2004 reorganization into the Constellation Trust. The advisory fee will not, however, be subject to performance adjustments. Accordingly, the Turner Core Growth Fund will operate under the same advisory fee arrangement as the predecessor Turner Fund prior to its May 7, 2004 reorganization into the Constellation Trust.

         COMPARING FUND EXPENSES. CIMCO has contractually agreed to waive advisory fees and reimburse expenses to keep the Constellation Core Growth Fund's "Other Expenses" from exceeding 0.50% through January 31, 2006. Because the Constellation Core Growth Fund's advisory fees are variable beginning in May 2005 (as discussed above), CIMCO believed that it was necessary to cap the Fund's "Other Expenses," rather than its "Total Annual Fund Operating Expenses." Other Expenses include administrative, custody, transfer agency, legal, accounting/auditing and other operating expenses, but exclude investment advisory and rule 12b-1 fees. By limiting Other Expenses in this manner, advisory fee increases and/or reductions (if any) resulting from performance adjustments would be passed along to shareholders while ensuring that the other expenses that affect their returns are appropriately limited. As a result of these contractual waivers and reimbursements, the Constellation Core Growth Fund's "Net Total Operating Expenses" for the fiscal year ended September 30, 2004 was 1.25%.

         Turner is committed to ensuring that shareholders of the Fund not be subjected to additional fund operating expenses as a result of the reorganization, and expects the reorganized Turner Core Growth Fund to operate at a significantly lower expense level due to economies of scale that are expected to be realized after the reorganization. Expenses are also expected to decrease because the Turner Core Growth Fund is not proposing to charge a shareholder servicing fee. The Fund currently charges 25 basis points as a shareholder servicing fee. In addition, Turner has voluntarily committed to waive fees and reimburse expenses to keep the new Turner Core Growth Fund's "Net Total Annual Fund Operating Expenses" from exceeding 0.59%. Turner may discontinue this arrangement at any time but has no present intent to do so.

         COMPARING ADVISORY STRUCTURES. CIMCO serves as the investment adviser to the Constellation Core Growth Fund. CIMCO operates the Constellation Core Growth Fund under a "manager of managers" approach, and CIMCO has hired Turner as sub-adviser to the Fund. As investment adviser, CIMCO reviews, supervises and administers the Fund's investment program, ensures compliance with the Fund's investment policies and guidelines, and has the ultimate responsibility over the performance of the Fund. As investment sub-adviser, Turner provides day-to-day portfolio management for the Constellation Core Growth Fund.

         The Turner Core Growth Fund will be advised directly by Turner. Accordingly, Turner will continue to provide day-to-day portfolio management for the reorganized Fund, and will also review, supervise and administer the Fund's investment program, ensure compliance with the Fund's investment policies and guidelines, and have ultimate responsibility over the performance of the Fund.

         OVERVIEW OF THE TURNER CORE GROWTH FUND. A detailed description of the Turner Core Growth Fund's proposed principal investment strategy and principal risks, as well as a comparison of the Turner Core Growth Fund's anticipated fees and expenses versus the Constellation Core Growth Fund's fees and expenses as of its most recent fiscal year end, is included below:

PRINCIPAL STRATEGY

The Turner Core Growth Fund will invest primarily in common stocks and other equity securities of U.S. companies that Turner considers to have strong earnings growth potential. This is a non-fundamental investment policy that can be changed without shareholder approval.

The Turner Core Growth Fund will invest in securities of companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time. These securities may be traded over the counter or listed on an exchange. While the Turner Core Growth Fund will typically invest in the common stocks of medium to large-sized companies, it may invest in companies of any size or in any industry in order to achieve its objective.

In selecting companies, Turner typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital. Turner generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive. These factors may cause Turner to engage in active trading of the Fund's portfolio securities in seeking to achieve the Fund's objective.

PRINCIPAL RISKS

Since it purchases common stocks, the Turner Core Growth Fund will be subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Turner Core Growth Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Turner Core Growth Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Turner Core Growth Fund will also be subject to taxable income and realized capital gains. Shareholder redemptions may force the Turner Core Growth Fund to sell securities at an inappropriate time, also resulting in realized gains.

The medium capitalization companies in which the Turner Core Growth Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

The Fund may participate in initial public offerings ("IPOs"). Some successful IPOs may have a significant impact on the Fund's performance, especially if the Fund has lower asset levels. There is no guarantee that there will be successful IPOs, or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on the Fund performance tends to decrease.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in the Financial Highlights.

The Turner Core Growth Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

FEES AND EXPENSES

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                Constellation Core Growth Fund -     Turner Core Growth Fund -
                                                        Class II Shares                   Class I Shares
                                                --------------------------------     -------------------------
Redemption Fee (as a percentage of amount
  redeemed, if applicable)......................            2.00%(1)                         2.00%(2)

Investment Advisory Fees .......................            0.75%(3)                         0.75%(3)

Distribution (12b-1) Fees ......................             None                            None

Other Expenses .................................            1.39%(4)                         0.30%(4)
                                                          -------                          -------

TOTAL ANNUAL FUND OPERATING EXPENSES ...........            2.14%                            1.05%

        Less Contractual Fee Waivers and
          Expense Reimbursements................           (0.89)%(5)                          --
                                                          -------                          -------

NET TOTAL OPERATING EXPENSES ...................            1.25%                            1.05%(6, 7)


-----------------------------------

(1) Applies to redemptions within 90 days of purchase. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Applies only to redemptions (including exchanges) within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee.

(3) Beginning May 1, 2005, the Constellation Core Growth Fund's advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the S&P 500 Index. The Turner Core Growth Fund's advisory fee will not be subject to a performance adjustment.

(4) "Other Expenses" for the Constellation Core Growth Fund include a shareholder servicing fee of 0.25%, and are based on the Fund's most recent fiscal year end. "Other Expenses" for the Turner Core Growth Fund are estimated.

(5) CIMCO has contractually agreed to waive advisory fees and reimburse expenses to keep the Constellation Core Growth Fund's "Other Expenses" from exceeding 0.50% through January 31, 2006.

(6) Turner has voluntarily committed to waive fees and reimburse expenses to keep the Turner Core Growth Fund's "Total Annual Fund Operating Expenses" from exceeding 0.59%. Turner may discontinue this arrangement at any time but has no present intent to do so.

(7) Due to the reorganization and reclassification of the Constellation TIP Core Growth Fund - Class II into the Turner Core Growth Fund - Class I, which is expected to occur on or after February 25, 2005, the Total Annual Fund Operating Expenses have been restated to reflect the fees after the reorganization.


EXAMPLE

         This example is intended to help you compare the cost of investing in the Constellation Core Growth Fund with the cost of investing in the Turner Core Growth Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                             1 Year         3 Years        5 Years      10 Years
                                                             ------         -------        -------      --------
Constellation Core Growth Fund - Class II Shares...           $127           $549            $996        $2,238
Turner Core Growth Fund - Class I Shares...........           $107           $334            $597        $1,283


         AUTHORIZED SHARE CLASSES. The Constellation Trust and the Turner Trust each currently offer Class I and Class II Shares to investors. These separate share classes provide for variations in expenses -- Class I Shares do not pay any shareholder servicing or distribution fees, whereas Class II shares are authorized to pay shareholder servicing fees at an annual rate not to exceed 0.25% of average daily net assets and distribution fees at an annual rate not to exceed 0.75% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940.

         The Constellation Core Growth Fund offers only Class II Shares, which currently pay shareholder servicing fees at an annual rate of 0.25% of average daily net assets but do not pay distribution fees. The Turner Core Growth Fund will offer only Class I Shares, which will not pay either shareholder servicing or distribution fees.

         MINIMUM INITIAL INVESTMENTS, SUBSEQUENT INVESTMENTS AND ACCOUNT SIZE. The minimum initial investment in Class II Shares of the Constellation Core Growth Fund is generally $2,500, and minimum subsequent investments are $50 by phone, mail, wire or online or $25 through the Constellation Trust's Systematic Investment Plan. The Constellation Trust reserves the right to waive these minimum initial and subsequent investment requirements. In addition, shareholders of the Fund are generally required to maintain a minimum account balance of $1,000, and if a shareholder's account balance drops below $1,000 due to redemptions the shareholder may be required to sell his or her shares.

         Turner has provided a representation that following the reorganization, existing shareholders will continue to be subject to the current minimum subsequent investment and minimum account balance requirements described above. The minimum initial investment in Class I Shares of the Turner Core Growth Fund for new shareholders, however, will generally be $250,000, and minimum subsequent investments for new shareholders will be $25,000 by phone, mail, wire or online or $25,000 through the Turner Trust's Systematic Investment Plan. The Turner Trust reserves the right to waive these minimums at any time. The Turner Trust also may waive these minimum investment requirements for persons investing in the Turner Core Growth Fund through a "wrap" or managed account program, or through an employer-sponsored retirement plan. Investors purchasing shares of the Fund through a wrap or managed account may incur expenses in addition to those charged by the Fund. Investors should consult their program sponsor concerning such additional expenses. In addition, new shareholders of the Turner Core Growth Fund will generally be required to maintain a minimum account balance of $250,000, and if a shareholder's account balance drops below $250,000 due to redemptions the shareholder may be required to sell his or her shares.

         YOUR FUND WILL KEEP THE SAME FISCAL YEAR END AND INCOME DISTRIBUTION SCHEDULE. The Turner Core Growth Fund will keep its September 30th fiscal year end. In addition, as reorganized, the Turner Core Growth Fund will continue to distribute their income annually as a dividend to shareholders.

         THE REORGANIZATION WILL HAVE NO IMPACT ON YOUR FUND'S SHARE PRICE
(NAV). On the day of the reorganization, the Turner Core Growth Fund will be the same as that of the Constellation Core Growth Fund. As indicated below, the reorganization will not cause your Fund's share price to go up or down, and you will own the same number of shares. Any declared but undistributed dividends or capital gains will carry over in the reorganization.

         YOUR FUND'S CURRENT TRUSTEES AND OFFICERS WILL BE REPLACED BY THE TURNER TRUST'S TRUSTEES AND OFFICERS. The chart below includes the Trustees and Officers of the Turner Trust.

INTERESTED TRUSTEES
-------------------

------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD WITH TRUST       PRINCIPAL OCCUPATION(S)          OTHER DIRECTORSHIPS/
NAME, ADDRESS AND AGE(*)   AND LENGTH OF SERVICE(**)      DURING PAST 5 YEARS              TRUSTEESHIPS HELD BY TRUSTEE
------------------------   -------------------------      -------------------              ----------------------------
Robert E. Turner (48)      Interested Trustee             Chairman and Chief Investment            N/A
                           (since 1996)                   Officer, Turner (since 1990)
------------------------------------------------------------------------------------------------------------------------

----------
* Mr. Turner is deemed to be an "Interested Trustee" by virtue of his relationship with Turner.


NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD WITH TRUST      PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS/
NAME, ADDRESS AND AGE(*)   AND LENGTH OF SERVICE(**)     DURING PAST 5 YEARS                 TRUSTEESHIPS HELD BY TRUSTEE
------------------------   -------------------------     -----------------------             ----------------------------
Alfred C. Salvato (47)     Chairman of the Board         Associate Vice President and         Trustee, Constellation
                           (since 2004);                 Treasurer, Thomas Jefferson          Funds; Trustee,
                           Non-Interested Trustee        University (since 1995).             Constellation
                           (since 1996)                                                       Institutional Portfolios
------------------------------------------------------------------------------------------------------------------------
Janet F. Sansone (59)      Non-Interested Trustee        Self-employed consultant (since      Trustee, Constellation
                           (since 1996)                  1999); previously Senior Vice        Funds; Trustee,
                                                         President of Human Resources,        Constellation
                                                         Frontier Corporation                 Institutional Portfolios
                                                         (telecommunications company)
                                                         (1993 - 1999)
------------------------------------------------------------------------------------------------------------------------
John T. Wholihan (67)      Non-Interested Trustee        Dean and Professor, Loyola           Trustee, Lebanese American
                           (since 1996)                  Marymount University (since 1984)    University
------------------------------------------------------------------------------------------------------------------------

OFFICERS
------------------------------------------------------------------------------------------------------------------------
                             POSITION HELD WITH TRUST      PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS/
NAME, ADDRESS AND AGE(*)     AND LENGTH OF SERVICE(**)     DURING PAST 5 YEARS                   TRUSTEESHIPS HELD BY TRUSTEE
------------------------     -------------------------     -----------------------               ----------------------------
Thomas R. Trala, Jr.(38)     President (since 2004)        Chief Operating Officer (since                N/A
                                                           2004) and Chief Financial Officer
                                                           (since 1995), Turner
------------------------------------------------------------------------------------------------------------------------
Peter Golden                 Controller and Chief          Director, Fund Accounting, SEI                N/A
SEI Investments,             Financial Officer             Investments (since 2001); Vice
One Freedom Valley Drive,    (since 2001)                  President of Fund Administration,
Oaks, PA (40)                                              J.P. Morgan Chase & Co. (2000 -
                                                           2001); Vice-President, Fund and
                                                           Pension Accounting, Chase Manhattan
                                                           Bank (1997 - 2000)
------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto             Vice President and            Vice President and Assistant                  N/A
SEI Investments,             Assistant Secretary           Secretary, SEI Investments
One Freedom Valley Drive,    (since 2000)                  (since December 1999)
Oaks, PA (36)
------------------------------------------------------------------------------------------------------------------------
Brian F. McNally (46)        Vice President (since         Chief Legal and Compliance Officer            N/A
                             2002), Secretary and          (since 2004) and Deputy General
                             Chief Compliance              Counsel (2002-2004), Turner;
                             Officer (since 2004)          Assistant General Counsel,
                                                           Bank of America (1997 - 2002)
------------------------------------------------------------------------------------------------------------------------

----------
* Each Trustee and executive officer, unless noted otherwise, may be contacted by writing to such Trustee or officer c/o Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn: Turner General Counsel.

** Each Trustee serves until his or her respective successor has been duly elected and qualified. Each officer serves a one-year term.

         Board Committees. The Constellation Trust's Board has established an audit committee, which is comprised of each of the non-interested Trustees, as that term is defined in the 1940 Act (an "Independent Trustee") of the Constellation Trust, and a fair value pricing committee, which includes Mr. Salvato. The Turner Trust's Board has also established an audit committee, which is comprised of each of the Independent Trustees of the Turner Trust, and a fair value pricing committee, which includes Mr. Salvato.

         Compensating "Independent" Trustees. Each Independent Trustee of the Constellation Trust receives an annual retainer of $22,000, payable quarterly. In addition, Independent Trustees receive $2,500 for each regular or special in-person board meeting and for any special board meeting held by telephone where a vote is taken, and $1,500 for each Audit Committee meeting. Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Constellation Trust does not offer any retirement benefits for Trustees.

         Each Independent Trustee of the Turner Trust receives an annual retainer of $22,000 ($25,000 for the Chairman of the Board) payable quarterly. In addition, Independent Trustees receive $2,500 ($3,000 for the Chairman of the Board) for each regular or special in person board meeting and for any special board meeting held by telephone where a vote is taken, and $1,500 for each Audit Committee meeting ($1,750 for the Audit Committee Chairman) and $250 per fair value telephone meeting (maximum of $1,000 payable in any 12 month period).. Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Turner Trust does not offer any retirement benefits for Trustees.

         Compensating "Interested" Trustees. The Constellation Trust does not compensate its Trustees who are officers or employees of CIMCO (i.e., "interested" Trustees). However, CIMCO compensates these Trustees in their capacity as officers or employees of CIMCO. Similarly, the Turner Trust's interested trustees will receive no compensation from the Turner Trust for their service in that capacity. However, these trustees will be paid in their roles as officers or directors of Turner.

         PURCHASES, REDEMPTIONS, AND EXCHANGES. The following chart highlights redemption and exchange features of the Constellation Core Growth Fund compared to those of the newly formed Turner Core Growth Fund.

             PURCHASE, REDEMPTION
            AND EXCHANGE FEATURES            CONSTELLATION CORE GROWTH FUND          TURNER CORE GROWTH FUND
            ---------------------            ------------------------------          -----------------------
Purchases.................................   By telephone, internet, mail, wire      By telephone, internet, mail, wire
                                             or systematic investments               or systematic investments

Redemptions..............................    By telephone, internet, mail, wire      By telephone, internet, mail, wire
                                             or systematic withdrawals               or systematic withdrawals

Exchanges.................................   With other Constellation Funds -        With other Turner Funds - by mail
                                             by mail or telephone                    or telephone


         OTHER FUND SERVICE PROVIDERS. The primary service providers of the Constellation Core Growth Fund and the anticipated primary service providers of the Turner Core Growth Fund are set forth below:

------------------------------------------------------------------------------------------------------------------------
                                      CONSTELLATION CORE GROWTH FUND            TURNER CORE GROWTH FUND
                                      ------------------------------            -----------------------
Investment Adviser                    CIMCO                                     Turner
------------------------------------------------------------------------------------------------------------------------
Sub-Adviser                           Turner                                    n/a
------------------------------------------------------------------------------------------------------------------------
Administrator                         CIMCO                                     Turner
------------------------------------------------------------------------------------------------------------------------
Sub Administrator                     SEI                                       SEI
------------------------------------------------------------------------------------------------------------------------
Distributor                           Constellation Investment Distribution     Constellation Investment
                                      Company, Inc.                             Distribution Company, Inc.
------------------------------------------------------------------------------------------------------------------------
Custodian                             PFPC Trust Company                        PFPC Trust Company
------------------------------------------------------------------------------------------------------------------------
Transfer Agent                        DST Systems, Inc.                         DST Systems, Inc.
------------------------------------------------------------------------------------------------------------------------
Independent Auditor                   KPMG, LLP                                 KPMG, LLP
------------------------------------------------------------------------------------------------------------------------

         CALCULATING NAV. The Constellation Core Growth Fund calculates its net asset value per share ("NAV") once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). The Turner Core Growth Fund will calculate its NAV at the same time.

         STATE OF ORGANIZATION. The Constellation Trust is a trust organized as a statutory trust under Delaware law. The Turner Trust is a trust organized as a business trust under Massachusetts law. The following is a summary of certain differences between and among the Declaration of Trust and By-laws of the Constellation Trust and the Declaration of Trust and By-laws of the Turner Trust. It is not a complete list of the differences.

         Delaware law contains favorable limitations on shareholder and trustee liability for obligations of the trust, and provides for indemnification out of trust property for any shareholder or trustee that may be held personally liable for the obligations of the trust. Further, under the By-laws of the Constellation Trust, such indemnification extends to any person who is or was a trustee, officer, employee or other agent of the Constellation Trust or is or was serving at the request of the Constellation Trust as a trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a trustee, director, officer or an employee or agent of a foreign or domestic corporation that was a predecessor of another enterprise at the request of such enterprise.

         Massachusetts law does not include provisions relating to the limitation of liability of the shareholders and trustees for a business trust. Therefore, the shareholders and trustees of a Massachusetts business trust could potentially be liable for obligations of the trust. The Turner Trust's Declaration of Trust, however, contains express provisions stating that the shareholders and trustees are not personally liable in connection with Trust property or the acts, obligations or affairs of the Trust. The Turner Trust's Declaration of Trust also contains an express provision limiting the liability of the Trustees and provides for indemnification of the shareholders and trustees under certain circumstances.

         Removing Trustees. Under the Constellation Trust's Declaration of Trust, shareholders may remove a trustee by a vote of two-thirds of the Trust's outstanding shares. Under the Turner Trust's Declaration of Trust, shareholders holding a majority of the shares entitled to vote may remove a trustee.

         Shareholder Meetings. The Constellation Trust's Declaration of Trust and By-Laws do not specifically authorize shareholders to call a special shareholder's meeting. Under the Turner Trust's Declaration of Trust and By-Laws, shareholders owning at least 10% of the outstanding shares of any Turner Fund may call a special shareholder's meeting for any purpose.

         Quorum. At any meeting of shareholders, under the Constellation Trust's Declaration of Trust, 40% of the shares entitled to vote constitutes a quorum at a shareholder's meeting, except when a larger quorum is required by applicable law. Under the Turner Trust's Declaration of Trust and By-Laws, a majority in interest of the shares entitled to vote constitutes a quorum at a shareholder's meeting.

         Derivative and Class Actions. Under the Turner Trust's Declaration of Trust, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Turner Trust or its shareholders. The Constellation Trust's Declaration of Trust does not provide shareholders a similar right. Delaware law, however, affords shareholders of a business trust the right to bring derivative actions.

         Reorganizing/Merging a Fund. Under the Constellation Trust's Declaration of Trust, the trustees can merge, reorganize or sell all or substantially all of the assets of a fund created on or after August 14, 1998 without shareholder approval. Under the Turner Trust's Declaration of Trust, the trustees can merge, reorganize or sell all or substantially all of the assets of a fund created on or after August 17, 2001 without shareholder approval.

         Amending the Declaration of Trust. Under the Constellation Trust's Declaration of Trust, the trustees may amend the declaration of trust without shareholder approval. Under the Turner Trust's Declaration of Trust, the trustees may amend the declaration of trust without shareholder approval, except for amendments that affect certain shareholder rights.

          THE INVESTMENT ADVISER AND THE INVESTMENT ADVISORY AGREEMENT

         Investment Advisory Agreement with Turner. Turner will serve as the Turner Core Growth Fund's investment adviser under an investment advisory agreement with the Turner Trust. Under the agreement, Turner will have general responsibility for the management of the Turner Growth Fund. Turner currently serves as the sub-adviser to the Constellation Core Growth Fund, and prior to May 7, 2004, served as the investment adviser to the predecessor Turner Tax Managed U.S. Equity Fund.

         Description of Turner. Turner, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990, and is registered with the SEC as an investment adviser. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of December 31, 2004, Turner had discretionary management authority with respect to approximately $15.8 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

         Listed below are the names and principal occupations of each of the directors and the principal executive officers of Turner. The principal business address of each director and the principal executive officer, as it relates to their duties at Turner, is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

    Name                          Position with Turner
    ----                          --------------------
    Robert E. Turner*             Chairman and Chief Investment Officer

    Mark D. Turner                Vice Chairman and Senior Portfolio Manager

    Thomas R. Trala*              Board Member, Chief Operating Officer,
                                  Chief Financial Officer and Treasurer

    Christopher McHugh            Board Member, Vice President and Secretary

    Brian F. McNally*             Corporate Counsel and Assistant Secretary

----------
* This person is also a Trustee or officer of the Turner Trust.


         About the Investment Advisory Agreement. The investment advisory agreement between Turner and the Turner Trust is similar to the current investment advisory agreement between CIMCO and the Constellation Trust. Under the investment advisory agreement and subject to the direction of the Turner Trust's Board of Trustees, Turner will have general responsibility for the management of the Turner Core Growth Fund. As the Turner Core Growth Fund's investment adviser, Turner will manage the day-to-day investment activities of the Fund and will monitor compliance with the Fund's investment policies, guidelines and restrictions. As discussed above, Turner will receive investment advisory fees equal to the current base fee charged by CIMCO under its investment advisory agreement with the Constellation Trust. Turner will not, however, receive any performance-based adjustments to this advisory fee. Other than the fact that fees payable to Turner are not subject to a performance-based adjustment, there are no material differences between the new investment advisory agreement between Turner and the Turner Trust and the existing investment advisory agreement between CIMCO and the Constellation Trust.

         The advisory agreement will become effective as of the date of its execution and will continue in effect for a period of up to two years from the date of execution. Thereafter, the agreement would continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Turner Trust's Trustees, or (ii) a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Turner Core Growth Fund, provided that in either event the continuance also is approved by a majority of the Turner Fund's Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement is terminable with respect to the Fund, without penalty, on 60 days' written notice to Turner by the Turner Fund's Trustees, or by vote of holders of a majority of the Turner Core Growth Fund's shares. Turner may terminate the agreement, without penalty, on 60 days' written notice. The agreement also would terminate automatically in the event of its assignment (as defined in the 1940 Act).

         Under the investment advisory agreement, neither Turner nor its officers, directors, employees or agents or controlling persons would be liable for any error of judgment or mistake of law, or for any loss suffered by the Turner Trust and/or the Turner Core Growth Fund in connection with or arising out of the matters to which the advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Turner in the performance of its duties or from reckless disregard by it of its obligations and duties under the advisory agreement.

         The Constellation Core Growth Fund's current investment advisory agreement with CIMCO has a similar standard of care. Under that agreement, CIMCO is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, except as may otherwise be provided under provisions of applicable state law or federal securities law that cannot be waived or modified.

           CONSIDERATIONS AND RECOMMENDATIONS OF THE BOARD OF TRUSTEES

         At an in-person meeting of the Constellation Trust's Board held on November 18, 2004, and at a subsequent telephonic meeting held on December 16, 2004, the Board of Trustees, including the Independent Trustees, discussed and unanimously approved the reorganization. The Trustees unanimously determined that the reorganization was in the Constellation Core Growth Fund's best interest and that the interests of the Constellation Core Growth Fund's existing shareholders will not be diluted as a result of the reorganization. The Trustees obtained from CIMCO and Turner such information as they deemed reasonably necessary to make these determinations.

         The Trustees reviewed the terms and provisions of the agreement and plan of reorganization, the objectives, policies and restrictions of the Constellation Core Growth Fund and the Turner Core Growth Fund, the expected tax consequences of the reorganization to the Constellation Core Growth Fund and its shareholders, and the expense ratios of the Constellation Core Growth Fund and the Turner Core Growth Fund. In evaluating Turner and the reorganization, the Trustees reviewed certain materials furnished, and considered certain representations made, by Turner regarding its philosophy of management, performance expectations and methods of operation insofar as they related to the Turner Core Growth Fund.

         The Trustees further considered the similarities and differences between the current investment objectives and policies of the Constellation Core Growth Fund and those of the Turner Core Growth Fund. The Trustees also considered the Constellation Core Growth Funds' current fee and expense structure and historical expense ratio as compared to those proposed for the Turner Core Growth Fund. The Trustees reviewed the proposed fees as compared to those of comparable funds. In addition, the Trustees considered that Turner would bear all of the costs relating to the reorganization and this Information Statement.

         The principal factors that the Trustees considered in approving the reorganization were that: (i) the near sole shareholder of the Constellation Core Growth Fund at present is a tax deferred investor, and thus there was little likelihood that the approved change to the Fund's non-fundamental investment objective so as to eliminate any reference to seeking to minimize tax consequences to shareholders would have negative tax consequences for current shareholders; (ii) the Turner Core Growth Fund will have similar investment objectives, strategies, policies and limitations going forward as those recently adopted for the Constellation Core Growth Fund; (iii) the same investment advisory personnel who have historically managed the Constellation Core Growth Fund will continue to manage the corresponding Turner Core Growth Fund after the reorganization; (iv) the advisory fee paid to Turner will be identical to the advisory fee paid to Turner prior to the Fund's May 7, 2004 reorganization into the Constellation Trust, and are identical to the current "base" advisory fee (without regard to any potential performance fee adjustments) currently paid to CIMCO; (v) Fund shareholders will receive virtually identical services as they currently receive and will be subject to virtually identical account limitations, including minimum account balance and minimum subsequent investment requirements, as they are currently subject to; and (vi) Turner has committed to operating the Fund at a substantially lower expense ratio than the Fund currently operates, and has voluntarily agreed to waive fees and expenses to keep the Turner Core Growth Fund's Total Annual Fund Operating Expenses at or below 0.59%.

The Trustees also considered a number of other factors, including the capacity of Turner to perform its duties under the investment advisory agreement; Turner's investment management personnel; the financial standing of Turner, and the experience and expertise of Turner as an investment adviser. The Trustees also considered other alternatives for the Constellation Core Growth Fund, including termination, but determined that reorganizing the Constellation Core Growth Fund into a mutual fund group that would manage the Fund in a substantially similar manner following the reorganization was a preferable alternative to termination, because of, among other things, adverse tax consequences to shareholders. Based on the factors discussed above and others, the Trustees approved the reorganization, subject to shareholder approval.


         BASED ON THE ABOVE INFORMATION AND FACTORS, THE TRUSTEES UNANIMOUSLY DETERMINED TO RECOMMEND THAT THE CONSTELLATION CORE GROWTH FUND'S SHAREHOLDERS APPROVE THE REORGANIZATION.


                GENERAL INFORMATION ABOUT THE CONSTELLATION TRUST
                                AND OTHER MATTERS

         TRUSTEES AND OFFICERS. Information about the Constellation Trust's current Trustees and principal executive officers, including their names, positions with the Trust, and association with the Trust is set forth below:

NAME                           POSITION WITH THE TRUST
----                           -----------------------
John H. Grady                  Interested Trustee, President
Ronald W. Filante              Independent Trustee, Audit Committee Member
Alfred C. Salvato              Independent Trustee, Audit Committee Member,
                                 Fair Value Pricing Committee Member
Janet F. Sansone               Independent Trustee, Audit Committee Member
Peter Golden                   Controller and Chief Financial Officer

         ADVISER. CIMCO, located at 1205 Westlakes Drive, Suite 280, Berwyn PA 19312, serves as the investment adviser to the Constellation Core Growth Fund. CIMCO is a professional investment management firm founded on May 19, 2000, and is the successor to Concentrated Capital Management, LP, the adviser to the Alpha Select Funds, the former name of the Constellation Trust. As of December 31, 2004, CIMCO had approximately $2.2 billion in assets under management. As the Constellation Core Growth Fund's adviser, CIMCO continuously reviews, supervises and administers the Fund's investment programs. CIMCO also ensures compliance with the Fund's investment policies and guidelines.

         For its services, CIMCO is entitled to receive base investment advisory fees at an annualized rate, based on the average daily net assets of the Constellation Core Growth Fund, of 0.75%. However, these fees may be higher or lower depending on the Fund's performance relative to the S&P 500 Index. If the Fund outperforms its benchmark by 3.00% or more, CIMCO will receive higher advisory fees. Conversely, if the Fund underperforms its benchmark by the same amount, CIMCO will receive lower advisory fees. The Fund's advisory fee may range from a lowest possible fee of 0.60% to a highest possible fee of 0.90%.

         SUB-ADVISER. Turner, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania currently serves as investment sub-adviser for the Constellation Core Growth Fund. As the sub-adviser, Turner makes the investment decisions for the Fund, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees. For its services, Turner is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of the Fund, of 0.375%. Like CIMCO's advisory fees, however, these sub-advisory fees may be higher or lower depending on the Fund's performance relative to the S&P 500 Index. If the Fund outperforms its benchmark by 3.00% or more, Turner will receive higher advisory fees. Conversely, if the Fund underperforms its benchmark by the same amount, Turner will receive lower sub-advisory fees. Turner's sub-advisory fees, which are paid by CIMCO and not the Fund, may range from a lowest possible fee of 0.2625% to a highest possible fee of 0.4875%.

         ADMINISTRATOR. CIMCO also serves as the Constellation Core Growth Fund's administrator pursuant to an administrative agreement between the Constellation Trust, on the Fund's behalf, and CIMCO. SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, currently serves as Sub-Administrator.

         DISTRIBUTOR. Constellation Investment Distribution Company Inc. ("CIDCO"), 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312, an affiliate of CIMCO, serves as the distributor of the Constellation Core Growth Fund's shares pursuant to a distribution agreement between the Constellation Trust, on the Fund's behalf, and CIDCO. CIDCO receives no compensation for distributing Fund shares.

         5% SHAREHOLDERS. As of January 14, 2005, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of the Constellation Core Growth Fund.

--------------------------------------------------------------------------------
NAME AND ADDRESS OF SHAREHOLDER       NUMBER OF SHARES         PERCENT OF FUND
-------------------------------       ----------------         ---------------

Charles Schwab & Co. Inc                 559,823                  97.87%
--------------------------------------------------------------------------------

As of January 14, 2005, the Constellation Trust's Trustees and officers did not own any Fund shares.

         SHAREHOLDER PROPOSALS. The Constellation Trust does not currently intend to hold a meeting for shareholders of the Constellation Core Growth Fund relating to the Proposal, as it is expected that the Majority Shareholder will execute a written consent approving the Proposal on or before February 26, 2005. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a future meeting should send their written proposals to the Secretary of the Constellation Trust c/o Constellation Investment Management Company, LP, 1205 Westlakes Drive, Suite 280, Berwyn, Pennsylvania 19312. Shareholder proposals must be received by the Constellation Trust within a reasonable time before any such meeting in order for the proposals to be considered.

         OTHER MATTERS. The Trustees of the Constellation Trust are not aware of any other matters that are expected to arise in connection with the approval of the Proposal by the written consent of the Majority Shareholder.

         REPORTS TO SHAREHOLDERS. The Annual Report of the Constellation Trust for the fiscal year ended September 30, 2004, and the Semi-Annual Report of the Turner Trust for the period ended March 30, 2004, are incorporated by reference into this Information Statement. Shareholders may obtain additional copies of the Constellation Trust's Annual Report, Turner Trust's Semi-Annual Report or this Information Statement free of charge by writing to the Constellation Trust at the address listed above, or by telephoning 1-866-242-5742.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

                                    EXHIBIT A



TURNER FUNDS

                                                                     PROSPECTUS
                                                               JANUARY 31, 2005



Turner Core Growth Fund



  INVESTORS WILL NOT BE ABLE TO PURCHASE SHARES IN THE TURNER CORE GROWTH FUND
                UNTIL THE COMPLETION OF THE REORGANIZATION OF THE
                     CONSTELLATION TIP CORE GROWTH FUND INTO
            THE TURNER CORE GROWTH FUND ON OR AFTER FEBRUARY 25, 2005
















                               INVESTMENT ADVISER:
                        Turner Investment Partners, Inc.




  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
            Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS

Turner Funds is a mutual fund family that offers different classes of shares in ten separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Turner Core Growth Fund (the Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return. For more detailed information about the Fund, please see:


   2        Turner Core Growth Fund

   6        Investments and Portfolio Management

   8        Purchasing, Selling and Exchanging Turner Funds

   16       Dividends, Distributions and Taxes

   20       Financial Highlights

To obtain more information about Turner Funds, please refer to the back cover of the Prospectus.

                                  INTRODUCTION

RISK/RETURN INFORMATION

The Fund is a mutual fund. Generally, a mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. Turner Investment Partners, Inc. ("Turner" or the "Adviser") serves as the investment adviser for the Fund. Turner invests Fund assets in a way that it believes will help the Fund achieve its objective. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgment about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an adviser does, you could lose money on your investment in the Fund. The Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The Fund may be more exposed to a single segment or sector of the economy than other Turner Funds and the amount of exposure that the Fund has to a specific segment or sector may have a large impact on its performance. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings across issuers, industries or sectors.

TURNER CORE GROWTH FUND

FUND SUMMARY

TICKER SYMBOL -- TTMEX
CUSIP -- 21038A406
FUND NUMBER -- 2945
INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation
INVESTMENT FOCUS -- Medium to large cap growth companies
SHARE PRICE VOLATILITY -- High PRINCIPAL
INVESTMENT STRATEGY -- Attempts to identify U.S. companies with strong earnings growth potential
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of growth-oriented equity investing

PRINCIPAL STRATEGY

The Turner Core Growth Fund invests primarily in common stocks and other equity securities of U.S. companies that Turner considers to have strong earnings growth potential. This is a non-fundamental investment policy that can be changed without shareholder approval.

The Fund will invest in securities of companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time. These securities may be traded over the counter or listed on an exchange. While the Fund typically invests in the common stocks of medium to large sized companies, it may invest in companies of any size or in any industry in order to achieve its objective.

In selecting companies, Turner typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital. Turner generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive. These factors may cause Turner to engage in active trading of the Fund's portfolio securities in seeking to achieve the Fund's objective.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

The Fund may participate in initial public offerings ("IPOs"). Some successful IPOs may have a significant impact on the Fund's performance, especially if the Fund has lower asset levels. There is no guarantee that there will be successful IPOs, or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on the Fund performance tends to decrease.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in the Financial Highlights.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund from year to year since its inception.(1)

                              [BAR CHART]
                             2002 - (27.11)%
                             2003 - 34.79%
                             2004 - 10.61%

(1) The performance shown above is based on a calendar year. From its inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Tax Managed U.S. Equity Fund, a portfolio of the Turner Funds and was advised by Turner. On May 7, 2004, the Turner TIP Tax Managed U.S. Equity Fund was reorganized into the Constellation TIP Tax Managed U.S. Equity Fund - Class II, and was advised by Constellation Investment Management Company, L.P. and was sub-advised by Turner. Effective January 31, 2005, the Constellation TIP Tax Managed U.S. Equity Fund - Class II changed its name to the Constellation TIP Core Growth Fund - Class II and changed its non-fundamental investment objective to eliminate any reference to seeking to minimize the impact of taxes on returns earned by shareholders. On or after February 25, 2005, the Constellation TIP Core Growth Fund - Class II will be reorganized into the Turner Core Growth Fund - Class I.

          BEST QUARTER                    WORST QUARTER
             15.61%                          (16.80)%
            06/30/03                         09/30/02

This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the S&P 500 Index and the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and no not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                          SINCE INCEPTION
                                         1 YEAR              (2/28/01)
                                         ------              ---------
Turner Core Growth Fund -
  Class I Shares
Before taxes on distributions             10.61%              (0.26)%
After taxes on distributions              10.61%              (0.26)%
After taxes on distributions and
  sales of shares                          6.90%              (0.22)%
S&P 500 Index(1)                          10.88%               1.05%
Russell 1000 Growth Index(2)               6.30%              (2.94)%

----------

(1) The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 Companies with higher price-to-book ratios and higher forecasted growth values.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS I SHARES
                                                      --------------
Redemption Fee                                            2.00%(1)


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                      CLASS I SHARES
                                                      --------------
Investment Advisory Fees                                   0.75%
Distribution (12b-1) Fees                                  None
Total Other Expenses                                       0.30%
                                                           -----
TOTAL ANNUAL FUND OPERATING EXPENSES                       1.05%(2,3)

----------

(1) Applies only to redemptions (including exchanges) within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee.

(2) Turner has voluntarily committed to waive fees and reimburse expenses to keep the Fund's "Total Annual Fund Operating Expenses" from exceeding 0.59%. Turner may discontinue this arrangement at any time but has no present intent to do so.

(3) Due to the reorganization and reclassification of the Constellation TIP Core Growth Fund - Class II into the Turner Core Growth Fund - Class I, which is expected to occur on or after February 25, 2005, the Total Annual Fund Operating Expenses have been restated to reflect the fees after the reorganization.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                             1 YEAR       3 YEARS      5 YEARS      10 YEARS
                             ------       -------      -------      --------
Turner Core Growth Fund       $107         $334         $597         $1,283

INVESTMENTS AND PORTFOLIO MANAGEMENT

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in our Statement of Additional Information ("SAI").

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if Turner believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains.

INVESTMENT ADVISER

Turner, an SEC-registered adviser, serves as the Adviser to the Fund. As the Fund's adviser, Turner makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment programs. Turner also ensures compliance with the Fund's investment policies and guidelines.

From its inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Tax Managed U.S. Equity Fund, a portfolio of the Turner Funds, and was advised by Turner. On May 7, 2004, the Turner Tax Managed U.S. Equity Fund was reorganized into the Constellation TIP Tax Managed U.S. Equity Fund, and was advised by Constellation Investment Management Company, L.P. and was sub-advised by Turner. Effective January 31, 2005, the Constellation TIP Tax Managed U.S. Equity Fund - Class II changed its name to the Constellation TIP Core Growth Fund - Class II and changed its non-fundamental investment objective to eliminate any reference to seeking to minimize the impact of taxes on returns earned by shareholders. On or after February 25, 2005, the Constellation TIP Core Growth Fund - Class II will be reorganized into the Turner Core Growth Fund
- Class I.

As of December 31, 2004, Turner had $15.8 billion in assets under management. For its services as adviser, Turner is entitled to fees at an annualized rate of 0.75% for the Turner Core Growth Fund based on its average daily net assets.

In connection with its commitment to voluntarily limit expenses, Turner has represented to the Board that if it decides to discontinue this arrangement, Turner will do so only after notifying the Board of its decision and updating the prospectus at least 90 days before implementing any new expense structure.

Turner also serves as Administrator to the Fund, for which it receives an annual administration fee of 0.15% of the Fund's aggregate average daily net assets up to $2 billion and 0.125% of such assets in excess of $2 billion.

On March 22, 2002, the Securities and Exchange Commission granted an exemptive order to the Turner Funds and Turner, that permits Turner to use a "manager of managers" approach in providing investment advisory services to the Turner Funds. Pursuant to the terms of the order, Turner, subject to the supervision and approval of the Turner Funds' Board of Trustees, is permitted to hire, terminate and replace investment sub-advisers or make material changes to investment sub-advisory agreements without shareholder approval. When hiring a new sub-adviser, Turner would, however, furnish shareholders with information that is equivalent to what would be provided in a proxy statement requesting approval of a new sub-adviser. The order also permits Turner and the Turner Funds to disclose to shareholders the aggregate sub-advisory fees paid to sub-advisers, without disclosing the precise amount paid to each sub-adviser.

Turner is not currently using a multi-manager approach to managing the Turner Funds. It may employ such an approach when one of several situations arises. For example, if Turner determines that it does not have the expertise in an investment style or sector that it thinks a Fund should track, it may select a sub-adviser that can fulfill this task. Also, if Turner or one of the Turner Funds' sub-advisers reaches "capacity" on assets managed within a Fund, Turner may select another sub-adviser if the Fund needs to add capacity. Therefore, even where Turner does implement the "manager of managers" approach, not all of the Funds will rely on the approach at any given time.

When and if Turner determines to use the multi-manager approach, it will provide detailed information about the sub-adviser to the Board and make recommendations regarding the appropriate allocation of assets to each sub-adviser. The sub-adviser, in turn, will make investment decisions for the assets allocated to it and continuously review, supervise and administer the Fund's investment programs. It is expected that the "manager of managers" approach, when used from time to time by Turner and the Funds, will (i) reduce Fund expenses to the extent that a manager of managers Fund will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and Turner; and (iii) relieve shareholders of the very responsibility that they are paying Turner to assume, that is, the selection, termination and replacement of sub-advisers. Shareholder approval will be obtained before the "manager of managers" structure is used for the Fund.

As investment adviser to the Turner Funds, Turner has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of the Turner Funds.

PORTFOLIO MANAGERS

The Core Growth Fund is managed by a committee led by David Kovacs with co-managers Chris Perry, Robert Turner and Mark Turner.

David Kovacs, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Mr. Kovacs is lead manager of the Core Growth Fund. Prior to 1998, he was a Director of Quantitative Research and Investment Technology at Liberty Ridge Capital (formerly, Pilgrim Baxter & Associates). He has 12 years of investment experience.

Chris Perry, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Mr. Perry is co-manager the Large Cap Growth Fund and Strategic Growth Fund. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 13 years of investment experience.

Robert E. Turner, CFA, Chairman and Chief Investment Officer, founded Turner in 1990. Mr. Turner is the co-manager of the Core Growth Fund. Prior to his current position, he was Senior Investment Manager with Meridian Investment Company. He has 21 years of investment experience.

Mark Turner, Vice Chairman, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990. Mr. Turner is co-manager of the Core Growth Fund. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 20 years of investment experience.

NO SALES CHARGES

There are no sales charges when you purchase the Class I Shares of the Turner Funds

HOW TO BUY SHARES

o  By phone, mail, wire or online at www.turnerinvestments.com;

o  Through the Systematic Investment Plan; and

o  Through exchanges from another Turner Fund.

MINIMUM INITIAL INVESTMENTS

o  In general, the Fund's minimum initial is $250,000.

We reserve the right to waive the minimum initial investment requirement.

MINIMUM SUBSEQUENT INVESTMENTS

o  $25,000 by phone, mail, wire or online; and

o  $25,000 through the Systematic Investment Plan.

We reserve the right to waive the minimum subsequent investment requirement. We may waive this minimum for persons investing in the Fund through a "wrap" or managed account program, or through an employer-sponsored retirement plan. Investors purchasing shares of the Fund through a wrap or managed account may incur expenses in addition to those charged by the Fund. Investors should consult their program sponsor concerning such additional expenses.

SYSTEMATIC INVESTING

o Our Systematic Investment Plan allows you to purchase shares automatically through regular deductions from your bank checking or savings account in order to reach the $250,000 minimum investment. Please contact us for formation regarding participating banks.

o You will need a minimum investment of $25,000 to open your account and scheduled investments of at least $25,000.

o If you stop your scheduled investments before reaching the $250,000 minimum investment, we reserve the right to close your account. We will provide 60 days' written notice to give you time to add to your account, and avoid the sale of your shares.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $250,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan, you may arrange for monthly, quarterly, semi-annual or annual automatic withdrawals of at least $25,000 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, through electronic transfer to your account.

MINIMUM ACCOUNT SIZE

o In general, you must maintain a minimum account balance of $250,000. If your account drops below $250,000 due to redemptions, you may be required to sell your shares.

o You will receive at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

WHEN CAN YOU PURCHASE, SELL OR EXCHANGE SHARES?

o You may purchase, sell or exchange shares on any day that the New York Stock Exchange ("NYSE") is open for business. We define this as a "Business Day."

o You may purchase, sell or exchange shares by phone on any Business Day between 9:00 A.M. and 4:00 P.M.

o In order to receive the current Business Day's net asset value (NAV) all trades must be received by the Fund's Transfer Agent by 4:00 P.M. (Eastern time). Trades received after that time will be executed at the following Business Day's closing price.

HOW FUND PRICES ARE CALCULATED

o The price per share (also referred to as the offering price) will be the NAV determined after the Fund's Transfer Agent receives your purchase order.

o The Fund's NAV is calculated once each Business Day at the regularly scheduled close of normal trading on the NYSE (usually 4:00 P.M. Eastern time). Shares are not priced on days in which the NYSE is closed for trading.

o In calculating the NAV, the Fund generally values its investment portfolio at market price. If market prices for a security are unavailable or the Fund believes that they are unreliable, the Fund's Fair Value Pricing Committee may determine, in good faith using methods approved by the Board of Trustees, the fair value of such security.

EXCHANGING SHARES

o Class I Shares of the Fund may be exchanged for Class I Shares of another Turner Fund, subject to any applicable limitations resulting from the closing of Funds to new investors.

o When you exchange shares, you are selling your shares and buying other Fund shares, which is a taxable event. Your sale price and purchase price will be based on the NAV next calculated after the Fund's Transfer Agent receives your exchange request.

o Shareholders are currently permitted to make up to 4 "roundtrip" transactions between Funds in any calendar year. A roundtrip transaction is a redemption or exchange of shares of a Fund followed by a purchase back into that same Fund. If a shareholder exceeds 4 roundtrip transactions per calendar year, or if the Funds determine, in their sole discretion, that a shareholder's exchange activity is short-term in nature or otherwise not in the best interest of the Funds, the Funds may bar the shareholder from making further exchanges or purchases.

o  We may change or cancel our exchange policy at any time upon 60 days' notice.

PURCHASES, SALES AND EXCHANGES THROUGH FINANCIAL INSTITUTIONS

You may also purchase, sell or exchange shares through accounts with brokers and other financial institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may differ from the procedures for investing directly with us. For example, in order for your transaction to be processed on the day that the order is placed, your financial institution may require you to place your order at an earlier time in the day than would be required if you were placing the order directly with the Turner Funds. This allows the financial institution time to process your order and transmit it to the Fund's Transfer Agent so that your order may be completed.

Your broker or institution may charge a fee for its services, in addition to the fees charged by the Turner Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

LIMITATIONS ON PURCHASES, SALES AND EXCHANGES

o The Fund's Transfer Agent will only accept purchase requests that are in good order ("Good Order"). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser's social security number, tax identification number, and other identification required by law or regulation. We may require that you provide photo identification such as a driver's license or passport, and may telephone you to verify information you have provided. If you do not provide the required information, or if we are unable to verify your identity, the Turner Funds and its Transfer Agent reserve the right to not open or close your account or take such other steps as we deem reasonable. Purchases may only be made in U.S. dollars drawn on U.S. banks. Cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks) will not be accepted. The Fund may reject or cancel any purchase orders, including exchanges, for any reason.

o The Fund will normally send your sale proceeds to you within three Business days after its Transfer Agent receives your redemption request, but it may take up to seven days. If you recently purchased your shares by check or through Automated Clearing House (ACH), redemption proceeds may not be available, or exchange requests may not be permitted, until your investment has cleared (which for checks may take up to 15 days from the date of purchase).

o As described more fully in the SAI, the Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by the SEC.

o Excessive, short-term trading in Fund shares and other abusive trading practices may disrupt portfolio management strategies and harm Fund performance. The Fund reserves the right to reject any purchase order (including an exchange order) from any shareholder that the Fund, in its sole discretion, believes has a history of making excessive short-term trades or whose trading activity, in the Fund's judgment, has been or may be disruptive to the Fund. In making this determination, the Fund may consider trading done in multiple accounts under common ownership or control.

HOW TO OPEN AN ACCOUNT

BY TELEPHONE

Call 1-800-224-6312 (Option 3) between 9:00 A.M. and 4:00 P.M. (Eastern time). You must authorize each type of transaction on your account application that accompanies this prospectus. If you call, the Fund's representative may request personal identification and record the call.

If you already have an account and you have authorized telephone transactions, you may open an account in another Turner Fund. The registration on the accounts must be identical.

BY INTERNET

You can only open an account online if you already have an existing Turner Funds account. The registration on the account must be identical.

BY MAIL

Send the completed application that accompanies this prospectus and a check payable to the Turner Funds to:

         The Turner Funds
         c/o DST Systems Inc.
         P.O. Box 219805,
         Kansas, City, MO 64121-9805

By express or overnight mail to:

         The Turner Funds
         c/o DST Systems Inc.
         330 W. 9th Street,
         Kansas City, MO 64105

Checks must be in U.S. dollars and drawn on U.S. banks. The Fund's Transfer Agent will not accept third party checks, credit card checks, checks issued by internet banks or cash.

BY WIRE

Please contact a Turner Funds' representative at 1-800-224-6312 (Option 3) to let us know that you intend to make your initial investment by wire. You will be given a fax number to which you should send your completed account application. You will receive a telephone call from our representatives with your new account number. Wire funds to:

         United Missouri Bank of Kansas NA
         ABA #10-10-00695
         Account # 98-7060-116-8
         Further credit: [include Name of fund, shareholder name and your Turner Funds account number]

AUTOMATIC TRANSACTIONS

You can open an account through our Systematic Investment Plan ($25,000 initial minimum). You must elect this option on your account application. Please call a Turner Funds' representative at 1-800-224-6312 for assistance.

HOW TO ADD TO AN ACCOUNT

BY TELEPHONE

Current shareholders may purchase shares by telephone if they have previously requested this privilege on the account application. Call 1-800-224-6312 (Option
3) and provide your account number to the Turner Funds representative. You must then instruct your bank to wire the money. Please see the wire instructions below.

BY INTERNET

You can make additional investment by going to our website at www.turnerinvestments.com. Use your existing account number and tax ID number to create a personal identification number (PIN). These investments will be made via Automated Clearing House (ACH) and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.

BY MAIL

Please send your check payable to the Turner Funds along with a signed letter stating the name of the fund and your account number, to the address listed under "By Mail" in the How to Open an Account section above. Do not send requests to buy, sell or exchange shares to the Fund's Adviser or Distributor.

BY WIRE

Please contact a Turner Funds' representative at 1-800-224-6312 to let us know that you intend to send money by wire. Wire funds to:

         United Missouri Bank of Kansas NA
         ABA #101000695
         Account # 9870601168
         Further credit: [include Name of fund, shareholder name and your Turner Funds account number]

AUTOMATIC TRANSACTIONS

Regularly scheduled investments ($100,000 initial minimum) can be deducted automatically from your bank checking or savings account. You can arrange monthly, quarterly, semi-annual or annual automatic investments.

HOW TO SELL SHARES

BY TELEPHONE

You may sell shares by calling 1-800-224-6312 (Option 3) provided that you have previously requested this privilege on your account application. The Fund will send money only to the address of record via check, ACH or by wire (your bank may charge you a wire fee). The sale price of each share will be the next NAV determined after the Fund's Transfer Agent receives your request.

BY INTERNET

Existing shareholders can sell shares via our website at www.turnerinvestments.com. The sale price of each share will be the next NAV determined after the Fund's Transfer Agent receives your request. Redemptions will be funded via check, ACH or wire to the instructions of record.

BY MAIL

Please send a letter with your name, Fund name, account number and the amount of your request, to the address listed under "By Mail" in the "How to Open an Account" section above. Do not send requests to buy, sell or exchange shares to the Fund's Adviser or Distributor. All letters must be signed by the owners of the account. The sale price of each share will be the next NAV determined after the Fund's Transfer Agent receive your request. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was opened.

BY WIRE

Proceeds from the sale of shares from your account may be wired to your bank account. Your bank may charge you a fee for this service. Please follow the instructions for "How to Sell Shares" by telephone above.

AUTOMATIC TRANSACTIONS

If you have at least $250,000 in your account, you may use the Systematic Withdrawal Plan. Under this Plan, you can arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $25,000 from the Fund. The proceeds will be mailed to you by check or electronically transferred to your bank checking or savings account.

HOW TO EXCHANGE SHARES

BY TELEPHONE

You may exchange shares on any Business Day by calling the Turner Funds at 1-800-224-6312, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check of through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY INTERNET

Go to www.turnerinvestments.com.

BY MAIL

You may exchange shares on any Business Day by writing to the Turner Funds, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY WIRE

Not applicable

AUTOMATIC TRANSACTIONS

Not applicable

OTHER POLICIES

FOREIGN INVESTORS

The Fund does not generally accept investments by non-US persons. Non-US persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund's Investor Services Team, at 1-800-224-6312, for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if you do not provide the required identifying information.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Fund shall have no obligation with respect to the terms of any such document.

The Fund will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in its sole discretion (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application by the Fund's Transfer Agent in Good Order (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in Good Order.

However, the Fund reserves the right to close your account at the then-current day's NAV and remit proceeds to you via check if it is unable to verify your identity. The Fund will attempt to verify your identity within a timeframe established in its sole discretion (e.g., 96 hours), which may change from time to time. The Fund further reserves the right to hold your proceeds until your check for the purchase of Fund shares clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or by applicable law.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, you will be subject to the risk that the value of the securities distributed to you may change until you sell them.

REDEMPTION FEE

Sales or exchanges out of the Fund within 90 days of purchase are not currently subject to a redemption fee, but may be in the future. The Fund will provide notice to shareholders before they implement the redemption fee. Any redemption fee will not be assessed against persons who hold their shares through a single qualified retirement plan or other omnibus account arrangement where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. Turner Funds reserves the right nonetheless to impose the fee on these accounts when a pattern of trading in an account emerges that is harmful to the Fund.

In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange. Dividends and capital gains are not subject to the redemption fee.

TELEPHONE/ONLINE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the website is extremely convenient, but not without risk. Turner Funds has established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. So long as these safeguards and procedures are followed, Turner Funds generally will not be responsible for any losses or costs incurred by following telephone or web instructions we reasonably believe to be genuine. If you or your financial institution transact business with Turner Funds over the telephone or via our website, you will generally bear the risk of any loss.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including:

o  Written requests for redemptions in excess of $50,000;

o All written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and

o Redemption requests that provide that the proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature from a notary public is not sufficient.

CLOSING FUNDS TO NEW INVESTORS

We believe that there are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more money regardless of their capacity to find attractive investments. Turner and the Turner Funds will not do this. A Fund will be closed to new investors (with the limited exceptions explained elsewhere in this prospectus) once assets under management reach certain specified levels.

If a Turner Fund is closed to new investors, existing shareholders of the Fund may (i) continue to make investments in the closed Fund, (ii) continue to reinvest dividends and capital gains distributions in the closed Fund, and (iii) at the discretion of the Fund, open additional accounts with the Fund, provided the new accounts are registered in the same shareholder name or have the same taxpayer identification or social security number assigned to them.

If a closed Fund permits existing shareholders to open additional accounts, you may open a new account in the Fund only if:

o Your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

o You are a current Fund trustee or officer, or an employee of Turner or a member of the immediate family of any of these people; or

o You are a client of a financial adviser or planner who has client assets invested in the Turner Funds as of the date of any proposed new investment in a Fund.

DISTRIBUTION OF FUND SHARES

Constellation Investment Distribution Company, Inc. ("Constellation" or the "Distributor"), a registered broker-dealer that is owned and operated by Constellation Holdings, LLC, serves as Distributor of the Turner Funds.

Turner may pay amounts from their own assets to selling or servicing agents of the Turner Funds for the services they provide, such as payments made for services provided by mutual fund platforms. Turner does not direct portfolio transactions to broker-dealers in exchange for sales of Fund shares or to receive preferential marketing treatment.

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute its income annually as a dividend to shareholders.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

TAXES

DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital gain). In general, the Fund's dividends and distributions will be taxable to you for federal, state and local income tax purposes. Dividends and distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of the Fund over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of the Fund's distributions that qualify for this favorable tax treatment will be reduced as a result of the Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

SALES AND EXCHANGES

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange of your shares for shares of another Turner Fund, in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

BACKUP WITHHOLDING

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to Turner Funds, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then Turner Funds will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

SUNSET OF TAX PROVISIONS.

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.

Shareholders may also be subject to state and local taxes on distributions and redemptions.

YOUR INVESTMENT IN THE FUND COULD HAVE ADDITIONAL TAX CONSEQUENCES. YOU SHOULD CONSULT YOUR TAX PROFESSIONAL FOR INFORMATION REGARDING ALL TAX CONSEQUENCES APPLICABLE TO YOUR INVESTMENTS IN THE FUND. MORE TAX INFORMATION IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION. THIS SHORT SUMMARY IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund while it was part of the Constellation Funds, and prior to that, the Turner Funds. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for the period ended September 30, 2004 were audited by KPMG LLP, the Fund's current independent auditors, whose report, along with the Fund's financial statements, appears in the Constellation Funds' annual report. The financial highlights for the periods ended September 30, 2001, 2002 and 2003 were audited by Ernst & Young LLP, the Fund's former independent auditors. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.


FOR THE PERIOD ENDED SEPTEMBER 30:                                   2004(1)          2003          2002         2001(2)
----------------------------------                                  --------        --------      --------      --------
Net Asset Value, Beginning of Period                                 $ 8.04          $ 6.29        $ 8.18        $ 10.00
Income from Investment Operations
    Net investment income (loss)                                      (0.03)          (0.03)        (0.03)            --
    Realized and unrealized gains (losses) on investments              0.83            1.78         (1.86)         (1.82)
    Total From Investment Operations                                   0.80            1.75         (1.89)         (1.82)
Less Dividends and Distributions
    Dividends from net investment income                                 --              --            --             --
    Distributions from capital gains                                     --              --            --             --
    Total Dividends and Distributions                                    --              --            --             --
Net Asset Value, End of Period                                        $8.84           $8.04         $6.29          $8.18
Total Return                                                           9.95%          27.82%       (23.11)%       (18.20)%+
Ratios/Supplemental Data
    Net Assets, End of Period (000)                                   5,080           5,528         4,747          6,949
    Ratio of Net Expenses to Average Net Assets++                      1.25%           1.25%         1.25%          1.25%
    Ratio of Total Expenses to Average Net Assets                      1.97%           2.14%         1.91%          5.35%
    Ratio of Net Investment Loss to Average Net Assets++              (0.27)%         (0.34)%       (0.33)%        (0.02)%
    Portfolio Turnover Rate+++                                       104.00%         187.08%       313.38%         91.38%

----------
+   Returns are for the period indicated and have not been annualized.

++  Inclusive of directed brokerage arrangements, waivers and reimbursements.

+++ Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004, the Constellation Funds acquired the assets of certain Turner Funds in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Fund.

(2) Commenced operations February 28, 2001. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

TURNER FUNDS

INVESTMENT ADVISER
Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

DISTRIBUTOR
Constellation Investment Distribution Company Inc.
1205 Westlakes Drive, Suite 280
Berwyn, PA 19312

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated January 31, 2005 includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To obtain an SAI, Annual or Semi-Annual Report, To Place a Trade in Your Account, or More Information:

BY TELEPHONE: Call 1-800-224-6312

BY MAIL:      Write to Turner Funds at:
              P.O. Box 219805
              Kansas City, MO 64121-9805

BY INTERNET:  www.turnerinvestments.com

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Turner Funds, from the EDGAR Database on the SEC's website (www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to:

         Securities and Exchange Commission,
         Public Reference Section,
         Washington, DC 20549-0102.

You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Turner Funds' Investment Company Act registration number is 811-07527.

                                   EXHIBIT B


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION dated as of February __, 2005 (the "Agreement"), by and between Constellation Funds, a Delaware statutory trust, on behalf of the Constellation Core Growth Fund (the "Acquired Fund"), and Turner Funds, a Massachusetts business trust, on behalf of Turner Core Growth Fund
(the "Acquiring Fund").

         WHEREAS, Turner Funds was organized on January 26, 1996 under Massachusetts law as a business trust and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust has authorized capital consisting of an unlimited number of units of beneficial interest without par value of separate series of Turner Funds. The Acquiring Fund is a duly organized and validly existing series of Turner Funds;

         WHEREAS, Constellation Funds was organized on October 25, 1993 under Delaware law as a business trust and is an open-end management investment company registered under the 1940 Act. Constellation Funds has authorized capital consisting of an unlimited number of units of beneficial interest with no par value of separate series of Constellation Funds. The Acquired Fund is a duly organized and validly existing series of Constellation Funds;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for the assumption by the Acquiring Fund of all or substantially all of the liabilities of the Acquired Fund and units of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares") followed by the distribution at the Effective Time (as defined in Section 9 of this Agreement) of the Acquiring Fund Shares to the holders of units of beneficial interest of the Acquired Fund ("Acquired Fund Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Fund. The parties hereto covenant and agree as follows:

1. Plan of Reorganization. At the Effective Time, the Acquired Fund will assign, deliver, and otherwise transfer all of its assets and good and marketable title thereto, and assign all or substantially all of the liabilities as are set forth in a statement of assets and responsibilities to be prepared as of the Effective Time (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens, encumbrances, and adverse claims, except as provided in this Agreement, and the Acquiring Fund shall acquire all such assets, and shall assume all such liabilities of the Acquired Fund, in exchange for delivery to the Acquired Fund by the Acquiring Fund of a number of Acquiring Fund Shares (both full and fractional) equivalent in number and value to the Acquired Fund Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Acquired Fund, as set forth in the Statement of Assets and Liabilities, shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations, and duties of the Acquired Fund, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

2. Transfer of Assets. The assets of the Acquired Fund to be acquired by the Acquiring Fund and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, and receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund, and other property owned by the Acquired Fund at the Effective Time.

3. Liquidation of the Acquired Fund. At the Effective Time, the Acquired Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for their respective Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in number and value to the Acquired Fund Shares held by that shareholder, and each Acquiring Fund Share and Acquired Fund Share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of the Acquired Fund that represents the respective number of Acquiring Fund Shares due such shareholder. As soon as practicable after the Effective Time, Turner Funds shall take any and all steps as shall be necessary and proper to effect a complete termination of the Acquired Fund.

4. Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

     (a) Organization, Existence, etc. Turner Funds is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

     (b) Registration as Investment Company. Turner Funds is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the reorganization have been duly authorized and upon consummation of the reorganization will be validly issued, fully paid, and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Fund.

     (d) Authority Relative to this Agreement. Turner Funds, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Turner Funds Board of Trustees, and no other proceedings by the Acquiring Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquiring Fund is not a party to or obligated under any charter, bylaw, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement.

     (e) Liabilities. There are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund Financial Statements, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operations of the Acquiring Fund.

     (f) Litigation. Except as previously disclosed to the Acquired Fund, there are no claims, actions, suits, or proceedings pending or, to the actual knowledge of the Acquiring Fund, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (g) Contracts. Except for contracts and agreements disclosed to the Acquired Fund, under which no default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever with respect to the Acquiring Fund.

     (h) Taxes. As of the Effective Time, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

5. Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

     (a) Organization, Existence, etc. Constellation Funds is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

     (b) Registration as Investment Company. Constellation Funds is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Financial Statements. The audited financial statements of Constellation Funds relating to the Acquired Fund for the fiscal year ended September 30, 2004 (the "Acquired Fund's Financial Statements"), as delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

     (d) Marketable Title to Assets. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for such assets, the Acquiring Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances, and adverse claims.

     (e) Authority Relative to this Agreement. Constellation Funds, on behalf of the Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by Constellation Funds' Board of Trustees, and, except for approval by the shareholders of the Acquired Fund, no other proceedings by the Acquired Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquired Fund is not a party to or obligated under any charter, bylaw, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement.

     (f) Liabilities. There are no liabilities of the Acquired Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund's Financial Statements, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time, or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operations of the Acquired Fund.

     (g) Litigation. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits, or proceedings pending or, to the knowledge of the Acquired Fund, threatened which would materially adversely affect the Acquired Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (h) Contracts. Except for contracts and agreements disclosed to the Acquiring Fund, under which no default exists, the Acquired Fund, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

     (i) Taxes. As of the Effective Time, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

6.   Conditions Precedent to Obligations of the Acquiring Fund.

     (a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) The Acquired Fund shall have delivered to the Acquiring Fund at the Effective Time the Acquired Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Fund as to the aggregate asset value of the Acquired Fund's portfolio securities.

7. Condition Precedent to Obligations of the Acquired Fund. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

8. Further Conditions Precedent to Obligations of the Acquired Fund and the Acquiring Fund. The obligations of the Acquired Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

     (a) Such authority from the Securities and Exchange Commission and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

     (b) The Registration Statement on Form N-1A of the Acquiring Fund shall be effective under the Securities Act of 1933 and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act of 1933.

     (c) The shares of the Acquiring Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico, and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

     (d) The Acquired Fund and the Acquiring Fund shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Fund and the Acquiring Fund substantially to the effect that for federal income tax purposes:

          (1) No gain or loss will be recognized to the Acquired Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the corresponding Acquired Fund's stated liabilities;

          (2) No gain or loss will be recognized by the Acquiring Fund on its receipt of the Acquired Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

          (3) The basis of the Acquired Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the Effective Time;

          (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Acquired Fund will include the holding period of those assets in the Acquired Fund's hands immediately before the Effective Time;

          (5) No gain or loss will be recognized by the Acquired Fund on the distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

          (6) No gain or loss will be recognized by the Acquired Fund's shareholders as a result of the Acquired Fund's distribution of Acquiring Fund Shares to the such shareholders in exchange for such shareholders' Acquired Fund Shares;

          (7) The basis of Acquiring Fund Shares received by the Acquired Fund's shareholders will be the same as the adjusted basis of such shareholders' Acquired Fund Shares surrendered in exchange therefor; and

          (8) The holding period of Acquiring Fund Shares received by the Acquired Fund's shareholders will include such shareholders' holding period for Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets as of the Effective Time.

     (f) This Agreement and the reorganization contemplated hereby shall have been approved by at least a majority of the outstanding shares of the Acquired Fund entitled to vote on the matter.

     (g) The Board of Trustees of Turner Funds, at a meeting duly called for such purpose, shall have approved this Agreement and authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Acquired Fund pursuant to the terms and provisions of this Agreement.

9. Effective Time of the Reorganization. The exchange of the Acquired Fund's assets for Acquiring Fund Shares shall be effective as of close of business on Friday, January 28, 2005, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

10. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of Turner Funds and/or by resolution of the Board of Trustees of Constellation Funds, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

11. Amendment. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Acquired Fund's shareholders under this Agreement to the detriment of the Acquired Fund's shareholders.

12. Governing Law. This Agreement shall be governed and construed in accordance with the laws of Delaware.

13. Notices. Any notice, report, statement or demand required or permitted by and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, or overnight express courier addressed as follows:

        If to the Acquired Fund:                If to the Acquiring Fund:
        ------------------------                -------------------------

        John H. Grady                           Thomas R. Trala
        1205 Westlakes Drive, Suite 280         1205 Westlakes Drive, Suite 100
        Berwyn, PA 19312                        Berwyn, Pennsylvania 19312
        Telephone: 484.329.2801                 Telephone: 888.329.2300
        Fax: 484.329.2855                       Fax: 610.786.0822

        With a copy to:                         With a copy to:





14.  Fees and Expenses.

     (a) The Acquiring Fund and the Acquired Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     (b) Except as otherwise provided for herein, all expenses of the reorganization contemplated by this Agreement will be borne by Turner Investment Partners, Inc., the investment adviser to the Turner Funds. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement, (ii) expenses associated with preparing and filing proxy and/or information statement materials, (iii) solicitation costs in connection with obtaining shareholder approval of the reorganization, (iv) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund's shareholders are resident as of the Effective Date, (v) accounting fees, (vi) legal fees, and (vii) the Acquiring Fund's federal and state registration fees.

15.  Headings, Counterparts, Assignment.

     (a) The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

16. Entire Agreement. The Acquiring Fund and the Acquired Fund each agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

17. Further Assurances. The Acquiring Fund and the Acquired Fund each shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

18. Binding Nature of Agreement. As provided in each party's bylaws, this Agreement was executed by the undersigned officers of Constellation Funds and Turner Funds, on behalf of the Acquired Fund and the Acquiring Fund, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund. Moreover, no series of either Constellation Funds or Turner Funds shall be liable for the obligations of any other series of Constellation Funds or Turner Funds.

         IN WITNESS WHEREOF, each of the parties has duly caused this Agreement to be executed as of the day and year first written above.


Attest:                                     TURNER FUNDS


________________________                    By:________________________________

                                            Name:______________________________

                                            Title:_____________________________



Attest:                                     CONSTELLATION FUNDS


________________________                    By:________________________________

                                            Name:______________________________

                                            Title:_____________________________